Exhibit 8k(2)

             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

        SCUDDER GLOBAL FUND, INC. for the SCUDDER INTERNATIONAL BOND FUND

                                   APPENDIX B

 COUNTRY                                    SUBCUSTODIAN                                         DEPOSITORY
 -------                                    ------------                                         ----------

 ARGENTINA             BANKBOSTON, N.A., BUENOS AIRES                                          Caja de Valores
                        The First National Bank of Boston Agreement 1/5/88                          CRYL
                        Omnibus Amendment 2/22/94
                        Amendment 7/29/96

 AUSTRALIA             NATIONAL AUSTRALIA BANK LTD., MELBOURNE                                Austraclear Ltd.
                        National Australia Bank Agt. 5/l/85                               Reserve Bank of Australia
                        Agreement Amendment 2/13/92
                        Omnibus Amendment 11/22/93

 AUSTRIA               CREDITANSTALT BANKVEREIN                                                     OeKB
                        Creditanstalt Bankverein Agreement 12/18/89
                        Omnibus Amendment 1/17/94

 BANGLADESH            STANDARD CHARTERED BANK, DHAKA                                               None
                        Standard Chartered Bank Agreement 2/18/92
                        Omnibus Amendment 6/13/94
                        Appendix 4/8/96

 BELGIUM               BANQUE BRUXELLES LAMBERT                                                      CIK
                        Banque Bruxelles Lambert Agt. 11/15/90                          Banque Nationale de Belgique
                        Omnibus Amendment 3/l/94

 BERMUDA               THE BANK OF N.T. BUTTERFIELD & SON LTD.                                      None
                        The Bank of N.T. Butterfield & Son Ltd. Agreement 5/27/97

 BOTSWANA              BARCLAYS BANK OF BOTSWANA LIMITED for                                        None
                       BARCLAYS BANK PLC
                        Barclays Bank Agreement 10/5/94

 BOTSWANA              STANBIC BANK BOTSWANA LIMITED                                                None
                        for STANDARD BANK OF SOUTH AFRICA
                        Standard Bank of South Africa Agreement 3/11/94
                        Subsidiary Amendment 9/29/97

 BRAZIL                BANKBOSTON, N.A., SAO PAULO                                                 BOVESPA
                        The First National Bank of Boston Agreement 1/5/88                          CLC
                        Omnibus Amendment 2/22/94
                        Amendment 7/29/96

 CANADA                CANADIAN IMPERIAL BANK OF COMMERCE                                      Bank of Canada
                        Canadian Imperial Bank of Commerce Agreement 9/9/88                         CDS
                        Omnibus Amendment 12/1/93

 CHILE                 CITIBANK, NA., SANTIAGO                                                       DCV
                        Citibank, N.A., New York Agreement 7/16/81
                        New York Agreement Amendment 8/31/90
                        New York Agreement Amendment 7/26/96

 CHINA                 STANDARD CHARTERED BANK, SHANGHAI                                           SSCCRC
                        Standard Chartered Bank Agreement 2/18/92
                        Omnibus Amendment 6/13/94
                        Appendix 4/8/96

4/6/98                             PAGE 1 OF 6



             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

        SCUDDER GLOBAL FUND, INC. for the SCUDDER INTERNATIONAL BOND FUND

                                   APPENDIX B

 COUNTRY                                     SUBCUSTODIAN                                         DEPOSITORY
 -------                                     ------------                                         ----------

 CHINA                   STANDARD CHARTERED BANK, SHENZHEN                                           SSCC
                         Standard Chartered Bank Agreement 2/18/92
                         Omnibus Amendment 6/13/94
                         Appendix 4/8/96

 COLOMBIA               CITITRUST COLOMBIA, S.A. SOCIEDAD FIDUCIARIA for                            Deceval
                        CITIBANK, N.A.                                                                 DCV
                         Citibank, N.A., New York Agreement 7/16/81
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96
                         Citibank, N.A. Subsidiary Amendment 10/19/95
                         Citibank, N.A./Cititrust Colombia Agreement 12/2/91

 CZECH REPUBLIC         CESKOSLOVENSKA OBCHODNI BANKA, A.S., PRAGUE                                   SCP
                         Ceskoslovenska Obchodni Banka Agreement 2/28/94                      Czech National Bank

 DENMARK                DEN DANSKE BANK                                                               VP
                         Den Danske Bank Agreement 1/1/89
                         Omnibus Amendment 12/1/93

 ECUADOR                CITIBANK, N.A., QUITO                                                         None
                         Citibank, N.A., New York Agreement 7/16/81
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96
                         Citibank, Quito Side Letter 7/3/95

 EGYPT                  CITIBANK, N.A., CAIRO                                                         MCSD
                         Citibank, N.A., New York Agt. 7/16/81
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96

 FINLAND                MERITA BANK                                                                   CSD
                         Union Bank of Finland Agreement 2/27/89
                         Omnibus Amendment 4/6/94

 FRANCE                 BANQUE PARIBAS                                                              SICOVAM
                         Morgan Guaranty Trust Company Agreement 4/2/93                        Banque de France
                         Consent and Transfer Agreement 4/4/96

 GERMANY                DRESDNER BANK                                                                 DKV
                         Dresdner Bank Agreement 10/6/95

 GHANA                  BARCLAYS BANK OF GHANA LIMITED for                                           None
                        BARCLAYS BANK PLC
                         Barclays Bank Agreement 10/5/94

 GHANA                  MERCHANT BANK (GHANA) LIMITED for                                            None
                         STANDARD BANK OF SOUTH AFRICA
                         Standard Bank of South Africa Agreement 3/11/94
                         Subsidiary Amendment 9/29/97

 GREECE                 CITIBANK, N,A., ATHENS                                                Apothetirion Titlon A.E.
                         Citibank, N.A., New York Agreement 7/16/81                             Bank of Greece
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96


4/6/98                             PAGE 2 OF 6



             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

        SCUDDER GLOBAL FUND, INC. for the SCUDDER INTERNATIONAL BOND FUND

                                   APPENDIX B

 COUNTRY                                    SUBCUSTODIAN                                          DEPOSITORY
 -------                                    ------------                                          ----------

HONG KONG              HONGKONG & SHANGHAI BANKING CORP. LTD, HONG KONG                             HKSCC
                         Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                         Omnibus Supplement 12/29/93
                         Schedule 5/14/96

HUNGARY                CITIBANK BUDAPEST RT. for CITIBANK, N.A.                                  KELER Ltd.
                         Citibank, N.A., New York Agreement 7/16/81
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96
                         Citibank, N.A. Subsidiary Amendment 10/19/95
                         Citibank, N.A./Citibank Budapest Agreement 1/24/92

INDIA                  CITIBANK, N.A., MUMBAI                                                       NSDL
                         Citibank, N.A., New York Agreement 7/16/81
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96
                         Citibank, Mumbai Amendment 11/17/93

INDONESIA              CITIBANK, N.A., JAKARTA                                                       None
                         Citibank, N.A., New York Agreement 7/16/81
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96

IRELAND                ALLIED IRISH BANKS PLC                                                     CrestCo.
                         Allied Irish Banks Agreement 1/10/89                               Gilt Settlement Office
                         Omnibus Amendment 4/8/94

ISRAEL                 BANK HAPOALIM B.M.                                                   TASE Clearinghouse Ltd.
                         Bank Hapoalim Agreement 8/27/92

ITALY                  BANCA COMMERCIALE ITALIANA                                               Monte Titoli
                         Banca Commerciale Italiana Agreement 5/8/89                           Banca D'Italia
                         Agreement Amendment 10/8/93
                         Omnibus Amendment 12/14/93

JAPAN                  THE BANK OF TOKYO - MITSUBISHI, LTD.                                        JASDEC
                         Bank of Tokyo-Mitsubishi Agreement 6/17/96                              Bank of Japan

JORDAN                 ARAB BANK PLC                                                                None
                         Arab Bank PLC Agreement 4/5/95

KENYA                  BARCLAYS BANK OF KENYA LIMITED for                                           None
                       BARCLAYS BANK PLC
                         Barclays Bank Agreement 10/5/94

KENYA                  STANBIC BANK KENYA LIMITED                                                   None
                         for STANDARD BANK OF SOUTH AFRICA
                         Standard Bank of South Africa Agreement 3/11/94
                         Subsidiary Amendment 9/29/97

KOREA                  CITIBANK N.A., SEOUL                                                         KSD
                         Citibank, N.A., New York Agreement 7/16/81
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96
                         Citibank, Seoul Agreement Supplement 10/28/94

4/6/98                             PAGE 3 OF 6




             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

        SCUDDER GLOBAL FUND, INC. for the SCUDDER INTERNATIONAL BOND FUND

                                   APPENDIX B

 COUNTRY                                    SUBCUSTODIAN                                            DEPOSITORY
 -------                                    ------------                                            ----------

MALAYSIA              HONGKONG BANK MALAYSIA BERHAD                                        Bank Negara Malaysia
                         Hongkong & Shanghai Banking Corp. Agt. 4/19/91                              MCD
                         Omnibus Supplement 12/29/93
                         Schedule 5/14/96
                         Malaysia Subsidiary Supplement 5/23/94
                         Side letter Agreement dated 7/28/97

MEXICO                CITIBANK MEXICO, S.A.                                                       Indeval
                         Citibank, NA., New York Agreement 7/16/81                             Banco de Mexico
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96
                         Citibank Mexico, S.A. Amendment 2/7/95


MOROCCO               BANQUE MAROCAINE DU COMMERCE EXTERIEUR
                         BMCE Agreement 7/6/94

NETHERLANDS           ABN-AMRO BANK                                                               NECIGEF
                         ABN-AMRO Agreement 12/19/89                                        Ds Nederlandsche Bank

NEW ZEALAND          NATIONAL AUSTRALIA BANK LTD., AUCKLAND                            Reserve Bank of New Zealand
                         National Australia Bank Agreement 5/1/85
                         Agreement Amendment 2/13/92
                         Omnibus Amendment 11/22/93
                         Now Zealand Addendum 3/7/89

NORWAY                DEN NORSKE BANK                                                               VPS
                         Den norske Bank Agreement 11/16/94

PAKISTAN              STANDARD CHARTERED BANK, KARACHI                                              CDC
                         Standard Chartered Bank Agreement 2/18/92
                         Omnibus Amendment 6/13/94
                         Appendix 4/8/96

PERU                  CITIBANK, N.A., LIMA                                                         CAVALI
                         Citibank, NA., New York Agreement 7/16/81
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96

PHILIPPINES           CITIBANK, N.A., MANILA                                                        PCD
                         Citibank, N.A., New York Agreement 7/16/81                                 ROSS
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96

POLAND                CITIBANK (POLAND), S.A. for CITIBANK, N.A.                                     NDS
                         Citibank, N.A., New York Agreement 7/16/81                         National Bank of Poland
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96
                         Citibank Subsidiary Amendment 10/19/95
                         Citibank, N.A./Citibank Poland S.A. Agt. 11/6/92

PORTUGAL              BANCO ESPIRITO SANTO E COMERCIAL                                          Interbolsa
                       DE LISBOA, S.A.
                         BESCL Agreement 4/26/89
                         Omnibus Amendment 2/23/94

4/6/98                             PAGE 4 OF 6



             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK

        SCUDDER GLOBAL FUND, INC. for the SCUDDER INTERNATIONAL BOND FUND

                                   APPENDIX B

 COUNTRY                                       SUBCUSTODIAN                                     DEPOSITORY
 -------                                       -------------                                     ----------

SINGAPORE               HONGKONG & SHANGHAI BANKING CORP. LTD, SINGAPORE                            CDP
                         Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                         Omnibus Supplement 12/29/93
                         Schedule 5/14/96

SLOVAKIA               CESKOSLOVENSKA OBCHODNA BANKA, A.S.,                                         SCP
                       BRATISLAVA                                                        National Bank of Slovakia
                         Ceskoslovenska Obchodna Banka Agreement 10/12/94

SOUTH AFRICA           FIRST NATIONAL BANK OF SOUTHERN AFRICA                                       CD
                         First National Bank of Southern Africa Agt. 8/7/91

SPAIN                  BANCO SANTANDER                                                             SCLV
                         Banco Santander Agreement 12/14/88                                    Banco de Espana

SRI LANKA              HONGKONG & SHANGHAI BANKING CORP. LTD, COLOMBO                               CDS
                         Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                         Omnibus Supplement 12/29/93
                         Schedule 5/14/96

SWAZILAND              STANBIC BANK SWAZILAND LIMITED                                              None
                         for STANDARD BANK OF SOUTH AFRICA
                         Standard Bank of South Africa Agreement 3/11/94
                         Subsidiary Amendment 9/29/97

SWEDEN                 SKANDINAVISKA ENSKILDA BANKEN                                               VPC
                         Skandinaviska Enskilda Banken Agreement 2/20/89
                         Omnibus Amendment 12/3/93

SWITZERLAND            SWISS BANK CORPORATION                                                      SEGA
                         Swiss Bank Corporation Agreement 3/1/94

TAIWAN                 CENTRAL TRUST OF CHINA                                                      TSCD
                         Central Trust of China Agt. 8/22/94

THAILAND               HONGKONG & SHANGHAI BANKING CORP. LTD, BANGKOK                              TSDC
                         Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                         Omnibus Amendment 12/29/93
                         Schedule 5/14/96

TRANSNATIONAL          BROWN BROTHERS HARRIMAN & CO.                                               Cedel
                                                                                                  Euroclear

TURKEY                 CITIBANK, N.A., ISTANBUL                                                   Takasbank
                         Citibank, NA., New York Agreement 7/16/81                         Central Bank of Turkey
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96

UNITED KINGDOM         LLOYDS BANK PLC                                                              CGO
                         Lloyds Bank plc Agreement 4/15/96                                          CM0
                                                                                                  CrestCo.

4/6/98                             PAGE 5 OF 6



             BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK
        SCUDDER GLOBAL FUND, INC. for the SCUDDER INTERNATIONAL BOND FUND

                                   APPENDIX B

 COUNTRY                                    SUBCUSTODIAN                                       DEPOSITORY
 -------                                    ------------                                       ----------

 URUGUAY                BANKBOSTON, N.A., MONTEVIDEO                                                None
                         The First National Bank of Boston Agreement 1/5/88
                         Omnibus Amendment 2/22/94
                         Amendment 7/29/96

 VENEZUELA              CITIBANK, N.A., CARACAS                                                      CVV
                         Citibank, NA., New York Agreement 7/16/81
                         New York Agreement Amendment 8/31/90
                         New York Agreement Amendment 7/26/96

 ZAMBIA                 STANBIC BANK ZAMBIA LTD. for                                Zambian Central Securities Depository
                         STANDARD BANK OF SOUTH AFRICA
                         Standard Bank of South Africa Agreement 3/11/94
                         Subsidiary Amendment 10/3/96

 ZIMBABWE               STANBIC BANK ZIMBABWE LTD. for                                              None
                         STANDARD BANK OF SOUTH AFRICA
                         Standard Bank of South Africa Agreement 3/11/94
                         Subsidiary Amendment 10/3/96

  I HEREBY CERTIFY THAT THE BOARD APPROVED THE COUNTRIES, SUBCUSTODIANS, AGREEMENTS, AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX.



/s/Thomas F. McDonough                      April 16, 1998
-----------                                 --------------
(SIGNATURE)                                  (DATE)

SECRETARY
---------
(TITLE)

4/6/98                             PAGE 6 OF 6